                                                                             RCM
                                                                       STRATEGIC
                                                                          GLOBAL
                                                                      GOVERNMENT
                                                                            FUND
                                                                     SEMI-ANNUAL
                                                                          REPORT
                                                                   JULY 31, 1999

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FUND HIGHLIGHTS
----------------
FINANCIAL INFORMATION
RCM Strategic Global Government Fund, Inc. ("RCS" or the "Fund") is a closed-end, global bond fund. The primary objective of RCS is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. As a secondary objective, RCS seeks to maintain volatility in the net asset value of the shares of the Fund comparable to that of high-quality, intermediate-term U.S. debt securities. In addition, the Fund seeks capital appreciation to the extent consistent with its other investment objectives.

The Fund invests at least 65% of its assets in government securities of the United States and other countries, under normal market conditions. The securities in the investment portfolio currently have an average credit-quality rating of AA and have effective maturities generally between 3 and 10 years.


                                                               (UNAUDITED)
                                                                SIX MONTHS
                                                                     ENDED               JANUARY 31,
                                                                  JULY 31,  --------------------------------------
PERIOD ENDED*                                                         1999          1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Total investment income                                        $   18,559   $     32,730  $    34,578  $    33,013
Total investment income per share                                    0.61           1.07         1.13         1.08
Net investment income                                              14,607         28,094       30,054       28,665
Net investment income per share                                      0.47           0.92         0.98         0.94
Net realized and unrealized gain (loss)                           (19,102)       (13,362)       1,421        6,163
Net realized and unrealized gain (loss) per share                   (0.63)         (0.43)        0.05         0.21
Net asset value at end of period                                    10.86          11.46        11.91        11.87
Market price at end of period                                        9.63           9.88        11.16        10.63
Total return on net asset value                                     (0.83)%         5.23%        9.66%       11.72%
Total return on market price                                         2.00%         (3.11)%       14.76%       13.57%
Dividend from net investment income                            $     0.44   $       0.94  $      0.99  $      0.92
Effective dividend yield**                                           9.22%          9.51%        8.87%        8.65%

 * IN THOUSANDS (000'S) EXCEPT PER SHARE DATA.

** DIVIDEND DIVIDED BY PERIOD END MARKET PRICE AND ANNUALIZED.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
CHAIRMAN'S LETTER TO SHAREHOLDERS
----------------------------------------

                                                                           PHOTO
                                                                           TO BE
                                                                        INSERTED

September 7, 1999

Dear Shareholders:

For the six months ended July 31, 1999, the RCM Strategic Global Government Fund, Inc. (NYSE symbol: RCS) earned total income of $18,558,965 or $0.61 per share, which compares favorably to first six months of the prior fiscal year. The general increase in interest rates during the six-month period detracted from total returns in the bond markets. Reflecting this fact, the Fund's net asset value fell from $11.46 at January 31, 1999 to $10.86 at July 31, 1999. During the six-month period, the fund paid out $0.44 per share in dividends to shareholders, which was the same as in the first six months of the previous fiscal year. Despite a challenging market environment, I am pleased to report the Fund is again on track to maintain its dividend payout at a rate well in excess of the yield on high-quality intermediate maturity debt obligations.

On a more disappointing note, the market price of RCS as reported on the NYSE fell during the six month period from $9.88 on January 31, 1999 to $9.63 on July 31, 1999. Much like any exchange-listed security, the market price of the Fund reflects the interaction of buyers and sellers and is therefore not able to be directly controlled by the Fund or its investment manager. The Board does monitor the market price and receives regular reports from the manager regarding unusual trading volumes and market price fluctuations. However, it feels the best path to producing a strong market price is to produce a consistent level of income by taking advantage of the full range of tools and strategies available within the Fund. We are also seeking to develop more demand for the Fund's shares by meeting with analysts and providing information on the Fund and its holdings. To that end, an Internet site has also been established which provides information about the Fund. If you have not done so, we encourage you to visit the Fund's website at www.RCSfund.com.

The Fund is well positioned to achieve its objectives in the remainder of this fiscal year. U.S. based investments generated 75.5% of the Fund's income in the six-month period with 5.5% derived from developed foreign markets and 19% from emerging markets. In the period ahead, we expect the U.S. component will diminish modestly in favor of non-U.S. opportunities. Overall, the Fund's portfolio maintains a high quality profile with an average credit rating of AA.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CHAIRMAN'S LETTER TO SHAREHOLDERS
-------------------------------------------------

This is my first letter to you as Chairman of the Fund following Mr. Gary Schreyer's resignation as Chairman in June of this year. My career history includes over 25 years in management and oversight of fixed income portfolios of all types. As the Fund's new Chairman, I will participate in the development and oversight of the investment strategy and do my best to achieve the continued success of the Fund. I welcome your thoughts and comments, which can be directed to me via e-mail at Luke.Knecht@DresdnerRCM.com. On a final note, the Board extends its thanks to Mr. Schreyer for his contribution over the years to the success of the Fund and wishes him well.

Sincerely,
/s/ LUKE D. KNECHT

Luke D. Knecht
CHAIRMAN OF THE BOARD AND PRESIDENT

RCM STRATEGIC GLOBAL GOVERNMENT FUND
MANAGERS' DISCUSSION AND ANALYSIS
--------------------------------------------------------

REGIONAL PORTFOLIO COMPOSITION. The bond markets in general declined during the semi-annual period ending July 31, 1999. Yields in the U.S. continued their upward rise in reaction to continued U.S. domestic growth and fears that the Federal Reserve would take preemptive measures to keep inflation in check. A larger-than-expected CPI, as well as healthy GDP and employment figures in May and June, reinforced cautionary comments by the Fed during the period. Ending all speculation on June 30, 1999, the Fed raised the federal funds rate 0.25% to 5.00%. The U.S. bond market priced in at least one or more Fed tightenings in anticipation of more to come, and therefore yields continued to rise even after the tightening. In other markets, the apparent recovery and stabilization of foreign economies during the period caused developed foreign markets to perform well during the period, although currency positions suffered somewhat relative to the U.S. dollar. Emerging markets showed relative stability, although volatile during the first part of the period, as the Russian crisis, Asian crisis, and the Brazilian Real crisis waned.

RCS portfolio strategy again relied on three primary bond market sectors: US domestic markets, developed foreign markets, and emerging markets.

U.S. investments were predominantly mortgage pass-through securities. During the last six months of global stabilization, strong domestic growth and few signs of inflationary pressure, the market has seen an increased demand for all spread products, including mortgage pass-throughs. Increased demand coupled with significantly reduced supply resulted in strong performance of pass-throughs. In the most recent months, declining volatility has also increased the demand for mortgages. To maximize exposure to declining volatility, reinvestment of cash flow in new TBA positions were made in securities priced closest to par. To diversify U.S. holdings and take advantage of relative value opportunities, RCS also continues to hold positions in investment-grade corporates and commercial mortgage-backed securities. These asset classes will continue to make a significant contribution to the realization of 1999 dividend goals. In January the Fund modified its exposure to investment-grade corporates and commercial mortgage-backed securities by introducing the use of total return swaps on indices instead of owning individual securities. This was done in order to diversify the Fund's holdings and lock the yield spreads on those positions versus U.S. Treasuries.

A second strategy that was important in increasing the dividend of the Fund was the Fund's exposure to developed foreign markets. The Fund's exposure to developed foreign markets during the period took the form of interest-rate swaps. Interest rate swaps can be a good way to gain exposure to foreign markets while not taking currency risk. The developed foreign swaps for the semi-annual period ending July 31, 1999, were in Switzerland and New Zealand.

The emerging market portion of the Fund performed well in absolute terms and also relative to the J.P. Morgan EMBI+ Index during the semi-annual period ending July 31, 1999. The Fund took

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGERS' DISCUSSION AND ANALYSIS
-------------------------------------------------

advantage of the volatility and market correction triggered by several events, including the devaluation of the Brazilian Real. The total emerging market exposure was further diversified at both the country and regional levels, taking positions in six new sovereign issuers: Brazil, Peru, Colombia, Venezuela, Bulgaria and Indonesia. Regional allocation within the emerging market sector has changed recently, reducing the Latin American exposure in favor of Mediterranean Europe and Southeast Asia. We were able to avoid the sharp correction in Argentina and Ecuador by selling off both credits in April. Overall country and security selection added to the relative performance of the emerging market component of RCS. The increased emerging market component added to the NAV performance in absolute terms.

FINANCIAL LEVERAGE. Financial leverage is an integral part of Dresdner RCM's income and duration management strategies for RCS. Transactions that are financed create financial leverage and allow RCS to earn the spread between the yield of the underlying security and short-term interest rates. A financed transaction has three important effects: 1) it increases income to the extent of the interest rate spread, 2) it increases overall duration risk, and 3) it adds sensitivity to rising short-term interest-rates. As leverage, these transactions are limited by regulations. To manage overall duration, RCS sells U.S. Treasury bonds on a forward commitment basis. RCS averaged $112.8 million in bonds sold forward during the period. At July 31, 1999, there was $89.9 million in similar positions, as opposed to $73.7 million at prior fiscal year-end.

Financed mortgage-backed securities, "mortgage dollar rolls," contributed $2.3 million in income in 1999 on average volume of $289 million. The income contribution appears on the Statement of Operations as Fee Income. At July 31, 1999, there were $279 million in mortgage dollar rolls compared to $303 million at prior fiscal year-end. To limit the effect of leverage, the Fund has segregated $261 million in high-quality, liquid assets.

Since 1994, RCS has used interest-rate swaps for managing income and duration. For the six-month period ending July 31, 1999, the Fund earned $1.3 million in interest income on interest rate swaps with an average notional amount of $244.2 million. As of July 31, 1999, interest rate swaps with a notional amount of $150 million were held on developed foreign and emerging market interest rates. For the six-month period ending July 31, 1999 RCS entered into U.S. interest rate swaps with a notional amount of $200 million in order to lock in costs associated with financing mortgage dollar roll positions. In addition, as of July 31, 1999 the Fund held both a Corporate and a CMBS interest rate swap with aggregate notional value of $85 million.

DISCOUNT. As with other closed-end bond funds, the market price of RCS trades at a premium or discount to the net asset value depending on a number of factors beyond the control of Dresdner RCM--for instance, the phases of the interest rate cycle, the stock market, and investor sentiment.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

MANAGERS' DISCUSSION AND ANALYSIS
-------------------------------------------------

The average percentage stock price discount to net asset value throughout the semi-annual period ending July 31, 1999, was 15.1%. The Fund ended the period at a discount of 11.3%. It is possible that the narrowing of the discount during this period was attributable to an assuaging of investor fears surrounding the volatility of the emerging markets as well as other market factors. Dresdner RCM believes that continued efforts to inform the investment community of the quality of RCS and delivering consistent performance will be important in addressing the discount.

Although discounts created negative market performance last year for the Fund, the Fund has enjoyed significant income as Dresdner RCM continues to achieve the income-oriented goals of RCS. The average yield on market price rose throughout the period from 9.6% at January 31, 1999, to 11.0% at July 31, 1999, and the income yield reached 10.0% as of July 31, 1999.

MARKET OUTLOOK. Dresdner RCM believes that inflation is likely to increase moderately, but a substantial increase is unlikely. We believe there is a substantial possibility that the Federal Reserve will raise the federal funds rate to 5.50% at upcoming Federal Open Market Committee meetings for three reasons. First, the Fed believes that raising rates as a preemptive measure to combat a potential buildup in inflationary pressures is warranted. Second, Dresdner RCM does not expect the growth rate of the economy to slow substantially between now and year-end. Third, Dresdner RCM believes that rates could be increased in order to diminish the probability that tightening will be needed near year-end when liquidity could be a problem due to Y2K-related issues. In anticipation of possible increases in interest rates, the Fund will maintain a cautious duration posture through year-end as a means to decrease the Fund's price sensitivity to the expected rise in yields.

Dresdner RCM believes that growth prospects are improving in global markets. Economic confidence has improved in Europe and economic activity has increased in Japan. Although some question the sustainability of these improvements, more global capital flows are being redirected away from the US. Therefore, we will continue to look for attractive investment alternatives in non-U.S. markets and we will continue to expose the Fund to these markets through interest-rate swaps as a more efficient means of holding foreign exposure without the currency risk.

YEAR 2000 DISCLOSURE. We would like to take this opportunity to assure Shareholders that Dresdner RCM has committed considerable effort and resources to avoid difficulties related to Y2K through technological upgrades as well as ensuring that critical vendor systems are also Y2K compliant. In addition, Dresdner RCM reviews and takes into consideration the Y2K preparedness of the companies in which it invests during its investment decision-making process. However, Dresdner RCM recognizes that Y2K problems could adversely affect some companies; therefore, investment returns may be temporarily impacted.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
INVESTMENT INCOME SUMMARY
----------------------------
(UNAUDITED)

                                                     SIX MONTHS      SIX MONTHS
                                                          ENDED           ENDED
                                                  JULY 31, 1999   JULY 31, 1999       1998       1998
                                                     PERCENTAGE         (000'S)  PERCENTAGE   (000'S)
-----------------------------------------------------------------------------------------------------
UNITED STATES
  Mortgage Pass-Throughs                                  44.4%       $   8,234      49.6%  $  16,244
  Mortgage Projects/CMO's                                 12.3%           2,287       6.2%      2,036
  Mortgage Dollar Rolls                                   12.2%           2,261       8.4%      2,758
  Corporates                                               5.6%           1,046       0.8%        274
  Cash & Other                                             1.0%             180       1.8%        571
-----------------------------------------------------------------------------------------------------
  Total United States                                     75.5%          14,008      66.8%     21,883
-----------------------------------------------------------------------------------------------------
DEVELOPED FOREIGN
  Switzerland                                              3.1%             575       1.4%        453
  New Zealand                                              1.8%             327       0.4%        125
  Canada                                                   0.6%             112       2.2%        728
  Germany                                                    --              --       2.1%        690
  The Netherlands                                            --              --       1.8%        579
  Belgium                                                    --              --       1.1%        362
  Finland                                                    --              --       0.9%        284
-----------------------------------------------------------------------------------------------------
  Total Developed Foreign                                  5.5%           1,014       9.9%      3,221
-----------------------------------------------------------------------------------------------------
EMERGING MARKETS
  Mexico                                                   4.2%             775       5.7%      1,881
  Brazil                                                   2.9%             539       0.5%        161
  Bulgaria                                                 2.2%             412         --         --
  EMBI+ Index                                              2.0%             365       2.0%        649
  Philippines                                              1.7%             315       0.1%         22
  Ecuador                                                  1.6%             300         --         --
  Argentina                                                0.8%             160       6.4%      2,109
  Panama                                                   0.2%              48       4.6%      1,500
  Other                                                    3.4%             623       4.0%      1,304
-----------------------------------------------------------------------------------------------------
  Total Emerging Markets                                  19.0%           3,537      23.3%      7,626
-----------------------------------------------------------------------------------------------------
  Total RCS Investment Income                            100.0%       $  18,559     100.0%  $  32,730
-----------------------------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

RCM STRATEGIC GLOBAL GOVERNMENT FUND
PORTFOLIO OF INVESTMENTS
-------------------------
JULY 31, 1999 (UNAUDITED)

                                                                                   MARKET VALUE
COUNTRY/  PRINCIPAL                                                                       (US$)
CURRENCY    (000's)   DESCRIPTION                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------

DEBT SECURITIES -- 181.2%*
BRAZIL -- 3.2%
USD                   Federal Republic of Brazil
             15,504   C Bond, 5.00% with 3.00%
                      Interest Capitalization, 04/15/14                           $  9,477,581
              2,000   5.75%, Step-Up Coupon, 04/15/24                                1,105,000
                                                                                  -------------
                      Total Brazil                                                  10,582,581
                                                                                  -------------
BULGARIA -- 3.9%
USD                   National Republic of Bulgaria
             21,174   2.75%, Step-Up Coupon, 07/28/12                               12,890,731
                                                                                  -------------
INDONESIA -- 0.8%
USD                   Indah Kiat Finance Mauritius
              3,239   10.00%, 7/01/07                                                2,024,375
                      Indah Kiat International Finance
                745   11.88%, 6/15/02                                                  596,000
                                                                                  -------------
                      Total Indonesia                                                2,620,375
                                                                                  -------------
MEXICO -- 3.5%
                      United Mexican States
EUR           5,000   7.38%, 07/06/06                                                5,224,382
USD           3,000   9.06%, 04/07/04, Series 144A**                                 3,037,500
USD           3,200   9.75%, 02/06/01                                                3,334,400
                                                                                  -------------
                      Total Mexico                                                  11,596,282
                                                                                  -------------
PHILIPPINES -- 3.0%
USD                   Republic of Philippines
              3,059   6.00%, Step-Up Coupon, 06/01/08                                2,829,575
              6,299   6.00%, 12/01/09                                                5,747,714
                      Globe Telecom
              1,254   13.00%, 08/01/09, Series 144A**                                1,254,000
                                                                                  -------------
                      Total Philippines                                              9,831,289
                                                                                  -------------
RUSSIA -- 1.0%
USD                   Russian Federation
              5,810   12.75%, 06/24/28, Series 144A**                                3,253,600
                                                                                  -------------
TURKEY -- 0.9%
USD                   Republic of Turkey
              2,980   12.38%, 06/15/09                                               2,980,596
                                                                                  -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JULY 31, 1999 (UNAUDITED)

                                                                                   MARKET VALUE
COUNTRY/  PRINCIPAL                                                                       (US$)
CURRENCY    (000's)   DESCRIPTION                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------
VENEZUELA -- 1.9%
USD                   Republic of Venezuela
              8,702   6.31%, 12/18/07                                             $  6,396,227
                                                                                  -------------
UNITED STATES -- 163.0%
USD                   MORTGAGE-BACKED SECURITIES -- 154.8%
             32,956   FNMA    6.50%, 2024 - 2029                                    31,390,412
             53,391   GNMA    7.00%, 2024 - 2029                                    52,260,080
             25,258   FNMA    7.00%, 2004 - 2029                                    24,681,513
             36,406   GNMA    7.50%, 2006 - 2028                                    36,394,079
             14,070   FNMA    7.50%, 2026 - 2028                                    14,077,513
             55,639   FHLMC   7.50%, 2025 - 2026                                    55,705,147
              2,559   GNMA    8.00%, 2016 - 2022                                     2,628,311
              2,720   FHLMC   8.00%, 2024                                            2,774,760
                317   GNMA    8.50%, 2016 - 2023                                       330,837
             94,000   FNMA    6.50%, 2029 TBA                                       89,535,000
            194,000   FNMA    7.00%, 2029 TBA                                      189,572,920
              8,953   FHA Project Pool 56, 7.43%, 11/01/22                           8,901,240
              5,764   FHA Project Pool 144 S, 7.43%, 06/01/24                        5,114,467
                                                                                  -------------
                      Total Mortgage-Backed Securities                             513,366,279
                                                                                  -------------
USD                   COLLATERALIZED MORTGAGE OBLIGATIONS -- 8.2%
                      DLJ Mortgage Acceptance Corp.
              1,000   Series 1994-MF11, Class A2 8.10%, 06/18/04                     1,019,336
              4,850   Series 1994-MF11, Class A3 8.10%, 06/18/04                     4,886,943
                      FHLMC
             17,932   Series 1667, Class PE 6.00%, 03/15/08                         17,691,039
                      G E Capital Mortgage Services, Inc.
              3,722   Series 1994-12, Class B1 6.00%, 04/25/09                       3,555,892
                                                                                  -------------
                      Total Collateralized Mortgage Obligations                     27,153,210
                                                                                  -------------
TOTAL DEBT SECURITIES -- (COST $619,694,731)                                       600,671,170
                                                                                  -------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JULY 31, 1999 (UNAUDITED)

                                                                                   MARKET VALUE
COUNTRY/     SHARES                                                                       (US$)
CURRENCY    (000's)   DESCRIPTION                                                      (NOTE 1)
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
UNITED STATES -- 5.0%
USD                   MONEY MARKET FUNDS -- 5.0% (NOTE 1)
             16,673   SSgA U.S. Government Money Market Fund                      $ 16,673,080
                                                                                  -------------
TOTAL SHORT-TERM INVESTMENTS -- (COST $16,673,080)                                  16,673,080
                                                                                  -------------
TOTAL INVESTMENTS -- 186.2% (COST $636,367,811)                                    617,344,250
                                                                                  -------------
Payable for Investments Purchased -- (85.6)%                                      (283,812,750 )
Payable for Investments Sold on a Forward Commitment Basis, net -- (27.1)%+        (89,722,914 )
Other Assets Less Liabilities -- 26.5%++                                            87,744,960
                                                                                  -------------
NET ASSETS -- 100.0%                                                              $331,553,546
                                                                                  -------------
                                                                                  -------------

TERMS
EUR       -- European Dollar
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage Corporation
FNMA      -- Federal National Mortgage Association
GNMA      -- Government National Mortgage Association
TBA       -- To Be Announced, Standard Settlement
USD       -- United States Dollar

 * PERCENTAGE OF NET ASSETS
** SECURITY PURCHASED PURSUANT TO RULE 144A OF THE SECURITIES ACT OF 1933 AND
   MAY BE RESOLD ONLY TO QUALIFIED INSTITUTIONAL BUYERS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

PORTFOLIO OF INVESTMENTS
-----------------------------------
JULY 31, 1999 (UNAUDITED)

+ On a forward commitment basis, the Fund has agreed to sell the following U.S.
  Treasury securities:

                                                                MARKET VALUE
          PRINCIPAL                                                    (US$)
CURRENCY    (000's)   DESCRIPTION                                   (NOTE 1)
----------------------------------------------------------------------------
USD       $  35,570   U.S. Treasury Bonds 6.00%, 02/15/26       $ 34,246,085
             34,225   U.S. Treasury Bonds 6.50%, 11/15/26         35,152,497
             20,075   U.S. Treasury Bonds 6.38%, 08/15/27         20,324,332
          ---------                                             ------------
          $  89,870   (Proceeds $90,605,925)                    $ 89,722,914
          ---------                                             ------------
          ---------                                             ------------

--------------------------------------------------------------------------------

++ As of July 31, 1999, the Fund had the following outstanding interest rate swap agreements denominated in U.S. dollars - (Note 1):

           COUNTER-
NOTIONAL      PARTY                                         SWAP                        UNREALIZED
  AMOUNT     CREDIT                       TERMINATION   MATURITY      RATE    RATE    APPRECIATION
 (000'S)     RATING COUNTRY                      DATE       DATE  RECEIVED    PAID  (DEPRECIATION)
--------------------------------------------------------------------------------------------------
$100,000        AAA United States             2/01/01    2/01/01   5.22%(a)  5.89%   $   (37,000)
 100,000        AAA United States             2/07/01    2/07/01   5.18%(a)  5.74%       212,000
  50,000          A New Zealand              11/24/00   11/24/03   6.30%     4.98%(b)   (1,957,500)
  45,000          A Corporate Index (d)       7/01/00    7/01/00   7.29%     6.04%        42,705
  40,000         AA CMBS Index (e)            6/30/00    6/30/00   7.33%     6.04%      (445,560)
  40,000         AA Switzerland               6/19/00    6/19/08   3.67%     2.18%(a)      100,960
  35,000          A Switzerland              11/25/00   11/25/08   3.26%     1.68%(a)   (1,163,435)
  10,000         AA EMBI+ Index (c)           12/8/99    12/8/99   9.65%     6.05%(a)   (2,429,070)
  10,000         AA EMBI+ Index (c)           4/24/00    4/24/00   9.56%     5.91%(a)   (2,421,270)
   5,000          A Mexico                    3/19/08    3/12/08   8.63%     3.06%(a)     (155,510)
--------------------------------------------------------------------------------------------------
$435,000                                                                             $(8,253,680)
--------------------------------------------------------------------------------------------------

(a) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE, EXCEPT MEXICO WHICH IS BASED ON THE U.S. INTERBANK OFFERED RATE.

(b) FLOATING RATE BASED ON THE COUNTRY'S INTERBANK OFFERED RATE, BUT FIXED THROUGH TERMINATION DATE.

(c) THE J.P. MORGAN EMERGING MARKETS BOND INDEX PLUS (EMBI+) IS A TOTAL RETURN INDEX TRACKING THE TRADED U.S. DOLLAR DENOMINATED DEBT INSTRUMENTS OF SEVERAL EMERGING MARKET COUNTRIES. FINAL PAYMENT WILL BE ADJUSTED BASED ON THE PERFORMANCE OF THE UNDERLYING INDEX OVER THE TERM OF THE AGREEMENT.

(d) TOTAL RETURN SWAP. THE FUND RECEIVES AND PAYS FIXED INTEREST RATES PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE THE TOTAL RETURN OF THE LEHMAN BROTHERS CORPORATE INDEX LESS THE TOTAL RETURN OF THE LEHMAN BROTHERS TREASURY INDEX ADJUSTED FOR INTEREST RECEIVED. THE CORPORATE AND TREASURY INDEXES ARE BROAD MARKET INDEXES FOR U.S. INVESTMENTS-GRADE CORPORATES AND U.S. TREASURIES.

(e) TOTAL RETURN SWAP. THE FUND RECEIVES AND PAYS FIXED INTEREST RATES PERIODICALLY. AT TERMINATION, THE FUND WILL RECEIVE THE TOTAL RETURN OF THE LEHMAN BROTHERS COMMERCIAL MORTGAGE-BACKED SECURITIES INVESTMENT GRADE INDEX
    (CMBS) LESS THE TOTAL RETURN OF THE J.P. MORGAN U.S. GOVERNMENT BOND INDEX ADJUSTED FOR INTEREST RECEIVED. THE CMBS AND GOVERNMENT INDEXES ARE BROAD MARKET INDEXES FOR U.S. INVESTMENT-GRADE CMBS AND U.S. GOVERNMENT BONDS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------
JULY 31, 1999 (UNAUDITED)

     ASSETS:
     Investments in securities, at value -- (Note 1)
       (cost $619,694,731)                                                                                      $     600,671,170
     Cash equivalents -- (Note 1)                                                                                      18,740,397
     Receivable for investments sold -- (Note 1)                                                                       91,862,509
     Interest receivable                                                                                                2,794,003
                                                                                                                -----------------
         Total Assets                                                                                                 714,068,079
                                                                                                                -----------------
     LIABILITIES:
     Payable for investments purchased -- (Note 1)                                                                    283,812,750
     Investments sold on a forward commitment basis -- (Note 1)                                                        89,722,914
     Payable on interest rate swap contracts -- (Note 1)                                                                8,253,680
     Deferred fee income -- (Note 1)                                                                                      260,474
     Payable for:
       Investment management fees -- (Note 2)                                                                             271,661
       Custodial fees                                                                                                      83,400
       Administration fees -- (Note 2)                                                                                     56,744
       Professional fees                                                                                                   30,903
       Directors' fees                                                                                                      8,037
       Other expenses                                                                                                      13,970
                                                                                                                -----------------
         Total Liabilities                                                                                            382,514,533
                                                                                                                -----------------
     NET ASSETS                                                                                                 $     331,553,546
                                                                                                                -----------------
                                                                                                                -----------------
     NET ASSETS CONSIST OF:
     Paid-in capital -- (Note 3)                                                                                $     380,711,199
     Accumulated undistributed net investment income                                                                    4,089,705
     Accumulated net realized loss on investments, foreign currency
       transactions, interest rate swaps, and forward commitments                                                     (26,787,674)
     Net unrealized depreciation on investments, foreign currency
       transactions, interest rate swaps, and forward commitments                                                     (26,459,684)
                                                                                                                -----------------
     NET ASSETS                                                                                                 $     331,553,546
                                                                                                                -----------------
                                                                                                                -----------------
     NET ASSET VALUE PER SHARE
     (30,515,800 shares outstanding)                                                                            $           10.86
                                                                                                                -----------------
                                                                                                                -----------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF OPERATIONS
-------------------------
FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

     INVESTMENT INCOME:
     Income:
       Interest                                                                                                   $     16,292,673
       Fee income -- (Note 1)                                                                                            2,266,292
                                                                                                                  ----------------
     Total investment income                                                                                            18,558,965
                                                                                                                  ----------------
     Expenses:
       Interest expense -- (Note 1)                                                                                      1,945,862
       Investment management fees -- (Note 2)                                                                            1,634,143
       Administration fees -- (Note 2)                                                                                     148,725
       Custodial fees                                                                                                       94,353
       Printing and postage expenses                                                                                        40,071
       Professional fees                                                                                                    32,894
       Directors' fees and expenses                                                                                         27,195
       Registration and filing fees                                                                                         15,120
       Transfer agent fees                                                                                                  11,164
       Other expenses                                                                                                        2,674
                                                                                                                  ----------------
     Total expenses                                                                                                      3,952,201
                                                                                                                  ----------------
     Net investment income                                                                                              14,606,764
                                                                                                                  ----------------
     NET REALIZED AND UNREALIZED GAIN (LOSS):
     Net realized gain on investments, foreign currency
       transactions, interest rate swaps, and forward commitments                                                        8,009,036
     Net change in unrealized depreciation on investments, foreign currency
       transactions, interest rate swaps, and forward commitments                                                      (27,110,703)
                                                                                                                  ----------------
     Net realized and unrealized loss on investments                                                                   (19,101,667)
                                                                                                                  ----------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $     (4,494,903)
                                                                                                                  ----------------
                                                                                                                  ----------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------

                                                                                                 (UNAUDITED)
                                                                                                  SIX MONTHS
                                                                                                       ENDED          YEAR ENDED
                                                                                               JULY 31, 1999    JANUARY 31, 1999
                                                                                           -----------------  -------------------
     OPERATIONS:
     Net investment income                                                                 $      14,606,764   $      28,093,790
     Net realized gain on:
       Investments, foreign currency transaction, interest rate swaps, and forward
         commitments                                                                               8,009,036          12,672,296
     Net change in unrealized depreciation on investments, foreign currency transactions,
       interest rate swaps, and forward commitments                                              (27,110,703)        (26,033,904)
                                                                                           -----------------  -------------------
     Net increase (decrease) in net assets resulting from operations                              (4,494,903)         14,732,182

     DISTRIBUTIONS TO SHAREHOLDERS:
     Dividends from net investment income -- (Note 1)                                            (13,549,015)        (28,562,789)
                                                                                           -----------------  -------------------
     Net decrease in net assets                                                                  (18,043,918)        (13,830,607)

     NET ASSETS:
     Beginning of period                                                                         349,597,464         363,428,071
                                                                                           -----------------  -------------------
     End of period*                                                                        $     331,553,546   $     349,597,464
                                                                                           -----------------  -------------------
                                                                                           -----------------  -------------------

   * Includes accumulated undistributed net investment income                              $       4,089,705   $       3,031,956
                                                                                           -----------------  -------------------
                                                                                           -----------------  -------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
STATEMENT OF CASH FLOWS
-------------------------
FOR THE SIX MONTHS ENDED JULY 31, 1999 (UNAUDITED)

     CASH FLOWS FROM OPERATING ACTIVITIES:
      Investment income received                                                                                 $      15,735,468
      Operating expenses paid                                                                                           (2,033,709)
      Purchase of long-term portfolio investments*                                                                  (1,296,559,718)
      Proceeds from disposition of long-term portfolio investments*                                                  1,383,305,777
                                                                                                                 -----------------
      Net cash provided by operating activities                                                                        100,447,818
                                                                                                                 -----------------
     CASH FLOWS FROM FINANCING ACTIVITIES:
      Net payment for reverse repurchase agreement                                                                     (81,127,000)
      Net proceeds from dollar roll transactions                                                                         2,420,081
      Dividends paid from net investment income                                                                        (13,549,015)
                                                                                                                 -----------------
      Net cash used in by financing activities                                                                         (92,255,934)
                                                                                                                 -----------------
      Net increase in cash                                                                                               8,191,884
      Cash and equivalents at beginning of period                                                                       10,548,513
                                                                                                                 -----------------
      Cash and equivalents at end of period                                                                      $      18,740,397
                                                                                                                 -----------------
                                                                                                                 -----------------
     RECONCILIATION OF RESULTS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
      Net decrease in net assets resulting from operations                                                       $      (4,494,903)
      Decrease in investments                                                                                          103,220,949
      Net realized gain on investments and forward commitments                                                          (8,009,036)
      Net unrealized depreciation on investments                                                                        25,426,620
      Change in:
        Receivable for investments sold                                                                                (12,710,566)
        Net unrealized depreciation on interest rate swaps                                                               4,165,440
        Interest receivable                                                                                              2,787,250
        Payable for investments purchased                                                                              (18,471,313)
        Payable for investments sold on a forward commitment basis                                                       8,708,686
        Payable for reverse repurchase interest                                                                           (147,939)
        Payable for expenses                                                                                               (27,370)
                                                                                                                 -----------------
      Net cash provided by operating activities                                                                  $     100,447,818
                                                                                                                 -----------------
                                                                                                                 -----------------
     * PURCHASES AND PROCEEDS INCLUDE SECURITIES TRADED ON A FORWARD COMMITMENT BASIS THAT ARE NOT INCLUDED IN
       THE FUND'S PORTFOLIO TURNOVER RATE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
FINANCIAL STATEMENTS
------------------------------

For a share outstanding throughout each fiscal year or period:

                                                              (UNAUDITED)
                                                              SIX MONTHS
                                                                   ENDED                     JANUARY 31,
                                                                JULY 31,   -----------------------------------------------
                                                                    1999         1999         1998         1997       1996
                                                              ----------   ----------   ----------   ----------   --------
PER SHARE OPERATING PERFORMANCE (a):
  Net asset value, beginning of period                         $   11.46    $   11.91    $   11.87    $   11.64   $  10.85
                                                              ----------   ----------   ----------   ----------   --------
  Net investment income                                             0.47         0.92         0.98         0.94       0.96
  Net realized and unrealized gain (loss)                          (0.63)       (0.43)        0.05         0.21       0.72
                                                              ----------   ----------   ----------   ----------   --------
  Net increase (decrease) in net assets resulting from
    operations                                                     (0.16)        0.49         1.03         1.15       1.68
  Less distributions:
    Dividends from net investment income                           (0.44)       (0.94)       (0.99)       (0.92)     (0.89)
                                                              ----------   ----------   ----------   ----------   --------
  Net asset value, end of period                               $   10.86    $   11.46    $   11.91    $   11.87   $  11.64
                                                              ----------   ----------   ----------   ----------   --------
                                                              ----------   ----------   ----------   ----------   --------
  Per share market value, end of period                        $    9.63    $    9.88    $   11.16    $   10.63   $  10.25
                                                              ----------   ----------   ----------   ----------   --------
                                                              ----------   ----------   ----------   ----------   --------
  Total return based on net asset value                            (0.83)%+       5.32%       9.66%       11.72%     17.07%
  Total return based on market price                                2.00%+      (3.11)%      14.76%       13.57%     16.21%
RATIOS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                         $ 331,554    $ 349,597    $ 363,428    $ 362,102   $355,287
  Ratio of total expenses to average net assets (excluding
    interest expense)                                               1.17%++       1.21%       1.25%        1.25%      1.20%
  Ratio of interest expense to average net assets                   1.13%++       0.10%         --           --         --
  Ratio of net investment income to average net assets              8.49%++       7.93%       8.29%        8.21%      8.50%
  Portfolio turnover (b)                                              46%+        133%          29%          59%        96%

  + NOT ANNUALIZED.
 ++ ANNUALIZED.
(a) CALCULATED USING THE AVERAGE SHARE METHOD.
(b) DOES NOT INCLUDE EFFECTIVE MORTGAGE DOLLAR ROLL TRANSACTIONS OR FORWARD COMMITMENT TRANSACTIONS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES
RCM Strategic Global Government Fund, Inc. (the "Fund") commenced investment operations on February 24, 1994, as a non-diversified, closed-end management investment company and is registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS: Investment securities are stated at market value or, in the absence of market value, at fair value as determined by or under the direction of the Fund's Board of Directors. Over-the-counter securities are valued on the basis of the most recent bid price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the most recent bid and ask prices in the over-the-counter market. Investments that mature in sixty days or less are valued at amortized cost which approximates market value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded as of the date of purchase, sale or maturity. Realized gains and losses on security transactions are determined on an identified cost basis. Interest income, foreign taxes and expenses are accrued daily. Fees from dollar roll transactions are recognized daily on a straight-line basis over the term of the contract. The Fund accretes discount and amortizes premium to par value on securities.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN INVESTMENTS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of foreign securities and income and expenses are translated on the respective dates of such transactions. Net realized currency gains and losses arise from trade and settlement date gains and losses, sales of forward foreign currency contracts, and foreign currency transactions. The Fund does not isolate the portion of unrealized foreign currency exchange fluctuation on investments. Such unrealized fluctuations are included in net unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS: A forward foreign currency exchange contract ("forward contract") is an agreement between two parties to buy or sell currency at a set price on a

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future date. The Fund may enter into a forward contract in order to hedge foreign currency risk associated with its portfolio securities or for other risk management or investment purposes. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund on each day is determined by using the appropriate current or forward contract exchange rate. Realized gains or losses on forward contracts include net gains or losses on forward contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of forward contracts is included in the Fund's Statement of Assets and Liabilities and is carried on a net basis. The Fund could be exposed to risk of loss if the counterparty is unable to meet the terms of the forward contract or if the value of the currency changes unfavorably. As of July 31, 1999, there were no open forward contracts.

FORWARD COMMITMENTS: The Fund may enter into forward sale commitments in which the Fund agrees on trade date to make delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. The Fund enters into forward sale commitments to manage its portfolio duration. Realized gains and losses of forward sale commitments are recognized at the time such transactions are closed by an offsetting purchase. At July 31, 1999, there were $89,722,914 of forward sale commitments outstanding.

The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls enhance the Fund's yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. The fee income earned for the period on these transactions was $2,266,292. At July 31, 1999, there were $282,558,750 in dollar roll commitments on liquid mortgage pass-throughs outstanding.

INTEREST RATE SWAPS: The Fund enters into interest rate swaps for investment, hedging and risk management purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest--e.g., an exchange of floating rate payments for fixed rate payments. If forecasts of interest rates and other market factors are incorrect, investment performance will diminish compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or a counterparty to a transaction may not

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) perform. The Fund records, as an increase or decrease to interest income, the net amount due or owed by the Fund on each periodic payment. The market valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates.

The Fund had $435 million in notional amount of swaps to provide regional exposure to interest rates. The swaps are U.S. dollar-denominated to provide interest rate exposure without foreign currency exchange risk. The difference between rates received and paid by the Fund constitutes investment income. Unrealized depreciation on swap positions was $8,253,680 at July 31, 1999.

REVERSE REPURCHASE AGREEMENTS: The Fund enters into reverse repurchase agreements with qualified counterparties as determined by or under the direction of the Fund's Board of Directors. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At July 31, 1999, the Fund had no open reverse repurchase agreements outstanding. The average daily balance of reverse repurchase agreements outstanding during the period ended July 31, 1999, was approximately $47,040,586 at a weighted average interest rate of approximately 4.95%. The maximum amount of reverse repurchase agreements outstanding during the period ended July 31, 1999, was $175,817,000.

LEVERAGE: Forward sale commitments, dollar rolls, interest rate swaps, reverse repurchase agreements and other transactions may involve leverage. In order to limit leverage, the Fund segregated $261,411,570 in high credit quality, liquid investments against outstanding obligations, resulting in $119,479,439 net leverage at July 31, 1999.

FEDERAL INCOME TAXES: It is the policy of the Fund to comply with the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. It is also the intention of the Fund to make distributions of substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. As of July 31, 1999, the Fund had capital loss carryovers of $14,117,806, $18,629,658, and $1,742,109 (determined as of January 31, 1999)
which will expire on January 31, 2003, January 31, 2004, and January 31, 2006, respectively.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes to its holders of common stock monthly dividends of net investment income. Net realized capital gains, in excess of capital loss carryovers, if any, will be distributed to the stockholders at least annually. The Fund records all distributions to

RCM STRATEGIC GLOBAL GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) stockholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Any differences are primarily due to differing treatments for losses deferred, accounting for foreign currency, original issue discount accretion and excise tax regulations.

CASH EQUIVALENTS: The Fund considers investments in money market funds to be cash equivalents.

2.  TRANSACTIONS WITH AFFILIATES, ADMINISTRATOR AND RELATED PARTIES
Dresdner RCM Global Investors LLC, the Fund's investment manager, furnishes investment advice to the Fund and receives a fee, at the annualized rate of 0.95% of the Fund's average daily net assets. State Street Bank and Trust Company (the "Administrator") serves as the Fund's administrator and receives a fee of 0.10% on the first $250 million of the Fund's average daily net assets, 0.05% on the next $250 million and 0.02% on amounts thereafter. No principal, officer or employee of the investment manager or any affiliate thereof will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its "not interested" directors an annual fee of $6,000 plus $1,000 for each meeting attended.

3.  CAPITAL SHARES
At July 31, 1999, there were 500,000,000 shares of common stock authorized at $0.00001 par value and 30,515,800 shares outstanding.

4.  PURCHASES AND SALES OF SECURITIES
Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies, short-term securities, dollar rolls and forward commitments for the period ended July 31, 1999, aggregated $158,807,251 and $252,788,017, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, other than short-term securities and dollar rolls, for the period ended July 31, 1999, aggregated $158,314,801 and $113,785,469, respectively. At July 31, 1999, the aggregate cost of investments for federal income tax purposes was $636,674,947. Gross unrealized appreciation and depreciation of investments aggregated $1,516,799 and $20,847,496, respectively, resulting in net unrealized depreciation of $19,330,697 at July 31, 1999.

RCM STRATEGIC GLOBAL GOVERNMENT FUND
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
---------------------------------------

Under the Fund's Dividend Reinvestment Plan (the "Plan"), a stockholder whose shares of common stock are registered in his or her own name will have all distributions from the Fund reinvested automatically by State Street Bank and Trust Company (the "Plan Agent") as agent under the Plan, unless the stockholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless that service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash.

When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the dividend payment date, Plan participants will be issued shares of common stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the common stock, at 95% of the market value.

If the market price of the common stock is less than the net asset value of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with the Fund's principal underwriter, as purchasing agent for Plan participants (the "Purchasing Agent"), will buy common stock in the open market, for the participants' accounts. If the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Plan participants may terminate their participation in the Plan by giving written notice to the Plan Agent. The Fund reserves the right to amend or terminate the Plan. To obtain a full description of the Plan or to obtain any other information about the Plan, please contact State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 or call (800) 426-5523.

RCM STRATEGIC GLOBAL GOVERNMENT FUND

CORPORATE INFORMATION
-------------------------------

DIRECTORS
Luke D. Knecht, CHAIRMAN AND PRESIDENT
Francis E. Lundy
James M. Whitaker

OFFICERS
George A. Rio
 CHIEF FINANCIAL OFFICER
Judith W. O'Connell
 SECRETARY AND TREASURER
Steven L. Wong
 ASSISTANT TREASURER

INVESTMENT MANAGER
Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

ADMINISTRATOR, CUSTODIAN AND
TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
(800) 426-5523

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

COUNSEL
Ropes & Gray
One International Place
Boston, Massachusetts 02110-2624

Dresdner RCM Global Investors provides management and advice for approximately US$68 billion in assets worldwide. Dresdner RCM Global Investors LLC, the U.S. affiliate of Dresdner RCM Global Investors and the manager of the Fund, has over US$36 billion under management and advice and a history as one of the most respected institutional management firms in the United States.

RCM STRATEGIC GLOBAL
GOVERNMENT FUND, INC.

MARKET PRICES FOR RCS SHARES ARE PUBLISHED DAILY IN THE WALL STREET JOURNAL AS "RCM STRATG," IN THE NEW YORK TIMES AS "RCMSTGLFD," AND IN LOCAL NEWSPAPERS IN THE NEW YORK STOCK EXCHANGE LISTINGS. NET ASSET VALUE IS PUBLISHED WEEKLY AND APPEARS EACH MONDAY IN THE WALL STREET JOURNAL AND IN THE NEW YORK TIMES UNDER THE CAPTION "CLOSED-END BOND FUNDS." THE WEEKLY NET ASSET VALUE IS ALSO AVAILABLE EACH SATURDAY IN BARRON'S.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF RCS FOR THEIR INFORMATION. THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND. THIS IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THE REPORT. IF YOU WOULD LIKE A COPY OF PRIOR SHAREHOLDER REPORTS, PLEASE CONTACT YOUR BROKER OR CALL DRESDNER RCM DIRECTLY AT (415) 954-5400 OR VISIT THE FUND'S WEBSITE AT WWW.RCSFUND.COM.

INVESTMENT MANAGER:
DRESDNER RCM GLOBAL INVESTORS LLC
FOUR EMBARCADERO CENTER
SAN FRANCISCO, CALIFORNIA 94111